     SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release ("Agreement") is made by and between SBS Technologies, Inc. (the "Company"), and Stephen D. Cooper ("Employee").

     WHEREAS, Employee was employed by the Company;

     WHEREAS, the Company and Employee have entered into an Employment Agreement (the "Employment Agreement");

     WHEREAS, the Company and Employee have mutually agreed to terminate the employment relationship;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

     1. RESIGNATION. (a) Employee resigns from his position as the Chief Operating Officer and his position as a member of the Company's Board of Directors effective immediately. Following his resignation from those positions, Employee will be assigned to a strategic study effort and will devote at least thirty hours per week to such effort. He may use an SBS office, but not in a main building such as the headquarters or the main office of a subsidiary. Employee will also be provided with reasonable administrative support. Further, Employee will be permitted to seek other employment following his resignation as Chief Operating Officer, and section 5 of his Employment Agreement will no longer be in effect.

                    (b) Employee will also irrevocably resign from his position as the Company's President and his position as an employee on May 14, 1998.


     2. CONSIDERATION. (a) In consideration of this Agreement, the Company agrees to pay Employee the equivalent of one month's salary in the amount of Sixteen Thousand Six-Hundred Sixty-Six Dollars and Sixty-Seven Cents ($16,666.67), less applicable withholding, within ten days of the Effective Date of this Agreement. Following Employee's resignation as set forth in section 1(a) and 1(b) of this Agreement and then his execution of Exhibit A attached hereto, the Company agrees to pay Employee the equivalent of five months salary as severance in the amount of Eighty-Three Thousand Three-Hundred Thirty-Three Dollars and Thirty-Three Cents ($83,333.33), less applicable withholding. This amount will be paid over a five month period in accordance with the Company's payroll practices. During the five month payment period, Employee will no longer be employed by the Company and will not be entitled to accrual of any employee benefits, including, but not limited to, vacation benefits or bonuses.


                    (b) The Company will pay Drake Bean for its CEO program of out placement services for Employee for the earlier of (a) one year or (b) until Employee obtains other Employment.

                    (c) Employee may keep the Company laptop and facsimile machine currently in his possession.

     3. VESTING OF COMMON STOCK. The Parties agree that for purposes of determining the number of shares of the Company's common stock which Employee is entitled to purchase from the Company, Employee will be entitled to continue vesting of stock until May 14, 1998. The exercise of any stock options shall continue to be subject to the terms and conditions of the Company's Stock Option Plan and the applicable Stock Option Agreement between Employee and the Company.

     4. REIMBURSEMENT OF EXPENSES. Within fifteen (15) days of his resignation as Chief Operating Officer, Employee must present to the Company an itemized voucher listing expenses paid by Employee in the performance of his duties under the Employment Agreement and not previously reimbursed. Following receipt of the voucher, the Company shall reimburse Employee for all reasonable expenses itemized thereon, consistent with established Company policy. Any future expenses of or travel or procurement by Employee must be approved in writing in advance by Chris Amenson.

     5. CONFIDENTIAL INFORMATION. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company. Further, Employee shall not, in any way, ever interfere with any acquisition efforts of the Company, including but not limited to the Company's acquisition efforts with candidates identified by Employee.

     6. RETURN OF COMPANY PROPERTY AND RECORDS. Except as provided in paragraph 2 (c) above, Employee shall return all the Company property and confidential and proprietary information, including but not limited to drawings, manuals, letters, notes, notebooks, reports, customer lists, customer data, mailing lists, and other materials and records of any kind, and copies thereof, in his possession. Employee shall return such property and information to the Company by the Effective Date of this Agreement.

     7. PAYMENT OF SALARY. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee.

     8. RELEASE OF CLAIMS. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether currently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any rights under any Company incentive plan and any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, and Labor Code section 201, ET SEQ. and section 970, ET SEQ.;

          (e) any and all claims for violation of the federal, or any state, constitution;

          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (g)  any and all claims for attorneys' fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

     9. ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney PRIOR to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired.

     10. CIVIL CODE SECTION 1542. Employee represents that he is not aware of any claims against the Company other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

     11. CONFIDENTIALITY. Employee agree to use his best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Employee agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information, unless required by state or federal law. Employee recognizes that the Company may be required to file the Agreement under applicable security laws. Employee agrees to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information.

     12. EXCHANGE ACT FILINGS. Employee will file and will cooperate with filing, in a timely manner, all reports and schedules required to be filed by Employee or the Company under the Securities Exchange Act of 1934 or other applicable law or regulation.

     13. NO COOPERATION. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

     14. NON-DISPARAGEMENT. Employee agrees to refrain from any defamation, libel or slander of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns or tortious interference with the contracts and relationships of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns. All inquiries by potential future employers of Employee will be directed to the Company 's Chairman and Chief Executive Officer or Vice President of Finance and Administration. Upon inquiry, the Company shall only state the following: Employee's last position and dates of employment.

     15. NO ADMISSION OF LIABILITY. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

     16. COSTS. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement.

     17. ARBITRATION. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. EMPLOYEE AGREES TO HEREBY WAIVE HIS RIGHT TO A JURY TRIAL AS TO MATTERS ARISING OUT OF THE TERMS OF THIS AGREEMENT. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs.

     18. AUTHORITY. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Employee warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     19. NO REPRESENTATIONS. Employee represents that he has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

     20. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     21. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company.

     22. NO ORAL MODIFICATION. This Agreement may only be amended in writing signed by Employee and the Chairman of the Board of the Company.

     23. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California.

     24. EFFECTIVE DATE. This Agreement is effective seven days after it has been signed by both Parties.

     25. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     26. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on Employee, with the full intent of releasing all claims. Employee acknowledges that:

          (a)  He has read this Agreement;

          (b) He has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or that he has voluntarily declined to seek such counsel;

          (c) He understands the terms and consequences of this Agreement and of the releases it contains;

          (d) He is fully aware of the legal and binding effect of this Agreement.


     IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.


                                   SBS TECHNOLOGIES, INC.


Dated:  March 16, 1998             By     /s/  Christopher J. Amenson
                                      -------------------------------------



                                   STEPHEN D. COOPER, an individual


Dated:  March 13, 1998             By     /s/  Stephen D. Cooper
                                      -------------------------------------
                                               Stephen D. Cooper

                                      APPENDIX A
                           SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release ("Agreement") is made by and between SBS Technologies, Inc. (the "Company"), and Stephen D. Cooper ("Employee").

     WHEREAS, Employee was employed by the Company;

     WHEREAS, the Company and Employee have entered into an Employment Agreement (the "Employment Agreement");

     WHEREAS, the Company and Employee have mutually agreed to terminate the employment relationship;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

     1. RESIGNATION. Employee irrevocably resigns from his position as the Company's President and his position as an employee effective immediately.

     2. CONSIDERATION. (a) After the Effective Date of this Agreement, the Company agrees to pay Employee the equivalent of five months salary as severance in the amount of Eighty-Three Thousand Three-Hundred Thirty-Three Dollars and Thirty-Three Cents ($83,333.33), less applicable withholding. This amount will be paid over a five month period in accordance with the Company's payroll practices. During the five month payment period, Employee will no longer be employed by the Company and will not be entitled to accrual of any employee benefits, including, but not limited to, vacation benefits or bonuses.

          (b) Employee's ten thousand (10,000) non-qualified incentive stock options awarded on July 31, 1997, will vest and become fully exercisable on the Effective Date of this Agreement. If the Options for these shares are not exercised within ninety (90) days of Employee's termination of employment with the Company, any remaining unexercised options shall automatically terminate on the end of the 90th day after Employee's termination of employment.

     3. VESTING OF COMMON STOCK. The Parties agree that for purposes of determining the number of shares of the Company's common stock which Employee is entitled to purchase from the Company, Employee will be entitled to continue vesting of stock until May 14, 1998. The exercise of any stock options shall continue to be subject to the terms and conditions of the Company's Stock Option Plan and the applicable Stock Option Agreement between Employee and the Company.

     4. CONFIDENTIAL INFORMATION. The Employment Agreement between Employee and the Company is terminated, except that the rights and obligations of the parties arising under paragraph 7 ("Confidential Information") of the Employment Agreement shall remain in full force and effect. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company. Further, Employee shall not, in any way, ever interfere with any acquisition efforts of the Company, including but not limited to the Company's acquisition efforts with candidates identified by Employee.

     5. RETURN OF COMPANY PROPERTY AND RECORDS. Employee shall return all the Company property and confidential and proprietary information, including but not limited to drawings, manuals, letters, notes, notebooks, reports, customer lists, customer data, mailing lists, and other materials and records of any kind, and copies thereof, in his possession, except the laptop computer and facsimile machine. Employee shall return such property and information to the Company by the Effective Date of this Agreement.

     6. PAYMENT OF SALARY. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee.

     7. RELEASE OF CLAIMS. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether currently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any rights under any Company incentive plan and any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, and Labor Code section 201, ET SEQ. and section 970, ET SEQ.;

          (e) any and all claims for violation of the federal, or any state, constitution;

          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (g)  any and all claims for attorneys' fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

     8. ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney PRIOR to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired.

     9. CIVIL CODE SECTION 1542. Employee represents that he is not aware of any claims against the Company other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

     10. CONFIDENTIALITY. Employee agree to use his best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Employee agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information, unless required by state or federal law. Employee recognizes that the Company may be required to file the Agreement under applicable security laws. Employee agrees to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information.

     11. EXCHANGE ACT FILINGS. Employee will file and will cooperate with filing, in a timely manner, all reports and schedules required to be filed by Employee or the Company under the Securities Exchange Act of 1934 or other applicable law or regulation.

     12. NO COOPERATION. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

     13. NON-DISPARAGEMENT. Employee agrees to refrain from any defamation, libel or slander of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns or tortious interference with the contracts and relationships of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns. All inquiries by potential future employers of Employee will be directed to the Company 's Vice President of Human Resources. Upon inquiry, the Company shall only state the following: Employee 's last position and dates of employment.

     14. NO ADMISSION OF LIABILITY. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

     15. COSTS. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement.

     16. ARBITRATION. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. EMPLOYEE AGREES TO HEREBY WAIVE HIS RIGHT TO A JURY TRIAL AS TO MATTERS ARISING OUT OF THE TERMS OF THIS AGREEMENT. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs.

     17. AUTHORITY. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Employee warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     18. NO REPRESENTATIONS. Employee represents that he has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

     19. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     20. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company.

     21. NO ORAL MODIFICATION. This Agreement may only be amended in writing signed by Employee and the Chairman of the Board of the Company.

     22. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California.

     23. EFFECTIVE DATE. This Agreement is effective seven days after it has been signed by both Parties.

     24. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     25. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on Employee, with the full intent of releasing all claims. Employee acknowledges that:

          (a)  He has read this Agreement;

          (b) He has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or that he has voluntarily declined to seek such counsel;

          (c) He understands the terms and consequences of this Agreement and of the releases it contains;

          (d) He is fully aware of the legal and binding effect of this Agreement.


     IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.


                                   SBS TECHNOLOGIES, INC.


Dated:  May 14, 1998               By   /s/  Christopher J. Amenson
                                       -------------------------------



                                   STEPHEN D. COOPER, an individual


Dated:  May 14, 1998               By   /s/  Stephen D. Cooper
                                       -------------------------------
                                             Stephen D. Cooper